SHAREHOLDER AGREEMENT

     This Shareholder Agreement (the "AGREEMENT") is entered into as of the 8th day of September, 2001 by and among TeleWrx, Inc., a Florida corporation (the "COMPANY") and those parties as set forth on Exhibit A hereto (the "FOUNDERS").

                               RECITALS

     WHEREAS, the Company has issued 30,900,000 shares of its $.0001 par value common stock (the "COMMON STOCK") to the Founders; and

     WHEREAS, in connection with the issuance of the Common Stock to the Founders, the Founders have agreed and the Company and the Founders have agreed to the matters set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties mutually agree as follows:

     1. DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

          (a)  "AFFILIATE" means an affiliate as defined in Rule
12b-2 under the Exchange Act.

          (b) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (c) "FOUNDERS' SHARES" means (i) the Common Stock owned by any of the Founders and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock.

          (d) "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

          (e) "REGISTRABLE SECURITIES" means (i) the Founder's Shares and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Founders' Shares. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public pursuant to a registration statement or Rule 144 or sold in a private transaction in which the registration rights under paragraph 2 of this Agreement are not assigned.

          (f) "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with paragraph 2.(b) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and disbursements of counsel for the Founders, blue sky fees and expenses, transfer agents' and registrar's fees and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

          (g) "SEC" or "COMMISSION" means the Securities and Exchange Commission.

          (h)  "SECURITIES ACT" shall mean the Securities Act of
1933, as amended.

     2.   RESTRICTIONS; REGISTRATION; TAG-ALONG RIGHTS.

          (a)  RESTRICTIONS.

               (1) Except as specifically provided herein, each Founder agrees not to sell, assign, transfer, encumber or hypothecate (collectively, a "DISPOSITION") all or any portion of the Founders' Shares owned by such Founder, unless and until eighteen (18) months after the date hereof.

               (2) Each certificate representing Founders' Shares shall, in addition to any legend required under applicable state securities laws or any other applicable agreement, be imprinted with legends substantially similar to the following:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

          THE SHARES REPRESENTED BY THE CERTIFICATE ARE SUBJECT TO A SHAREHOLDER AGREEMENT WHICH, AMONG OTHER THINGS, CONTAINS RESTRICTION ON THE RIGHT TO TRANSFER SUCH SHARES AND GRANTS CERTAIN OTHER SHAREHOLDERS TAG-ALONG RIGHTS UNDER CERTAIN CIRCUMSTANCES IN CONNECTION WITH THE SALE OF SUCH SHARES. A COPY OF THE SHAREHOLDER RIGHTS AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY. THE COMPANY WILL FURNISH TO ANY STOCKHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF SUCH RESTRICTIONS.

               (3)  The Company shall issue stop-transfer
     instructions to its transfer agent with respect to the Founders' Shares in accordance with the terms of this Agreement.

          (b) PIGGYBACK REGISTRATIONS. The Company shall notify (a "PIGGYBACK NOTICE") all Founders in writing at least twenty (20) days prior to the filing of any Registration statement under the Securities Act for purposes of a public offering of the Common Stock of the Company, including, but not limited to, registration statements relating to secondary offerings of the Common Stock of the Company, but excluding registration statements (collectively, "Special Registration Statements") relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act and will afford each such Founder an opportunity to include in such Registration statement such Founder's pro rata part (the "PERMITTED PART") of ten per cent (10 %) of the number of shares of Common Stock being so Registered by the Company. Each Founder desiring to include in any such Registration statement all or any part of the Permitted Part of the Founders' Shares held by such Founder shall, within fifteen
(15) days after the date of the Piggyback Notice, so notify (the "PIGGYBACK RESPONSE NOTICE") the Company in writing. Such Piggyback Response Notice shall state the intended method of disposition of the Founders' Shares. If a Founder decides not to include all of its Permitted Part of the Founders' Shares in any such Registration statement, such or Founder shall nevertheless continue to have the right to include the Permitted Part of such Founder's Founders' Shares in any subsequent Registration statement or Registration statements as may be filed by the Company with respect to offerings of its Common Stock, all upon the terms and conditions set forth herein.

               (1) Underwriting. If the Registration statement under which the Company gives a Piggyback Notice under this paragraph 2.(b) is for an underwritten offering, the Company shall so advise the Founders. In such event, the right of any such Founder to be included in a Registration pursuant to this paragraph 2.(b) shall be conditioned upon such Founder's participation in such underwriting and the inclusion of such Founder's Permitted Part of the Founders' Shares in the underwriting to the extent provided herein. All Founders proposing to distribute their Permitted Part of the Founders' Shares through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Founders on a pro rata basis; and third, to any other shareholder of the Company other than a Founder on a pro rata basis. If any Founder disapproves of the terms of any such underwriting, such Founder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the Registration statement. Any Permitted Part of the Founders Shares excluded or withdrawn from such underwriting shall be excluded and withdrawn from the Registration.

               (2) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any Registration initiated by it under this paragraph 2.(b) prior to the effectiveness of such Registration whether or not any Founder has elected to include Founders' Shares securities in such Registration. The Registration Expenses of such withdrawn Registration shall be borne by the Company in accordance with paragraph 2.(c) hereof.

          (c) EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any Registration under paragraph 2.(b) herein shall be borne by the Company. All underwriting discounts and selling commissions (collectively, the "SELLING EXPENSES") incurred in connection with any Registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. If the Founders are required to pay the Registration Expenses, such Registration Expenses shall be borne by the holders of securities requesting such registration in proportion to the number of shares for which registration was requested.

          (d) OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Founders' Shares, the Company shall, as expeditiously as reasonably possible:

               (1) Prepare and file with the SEC a Registration statement with respect to such Permitted Part of the Founders' Shares and use its best efforts to cause such Registration statement to become effective, and, upon the request of a majority of the Founders' Shares, keep such Registration statement effective, in the case of a firm commitment underwriting, until each underwriter has completed the distribution of all securities purchased by it and, in all other cases, until the earlier of the sale of all the securities or 120 days after the effective date. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any Registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

               (2) Prepare and file with the SEC such amendments and supplements to such Registration statement and the prospectus used in connection with such Registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration statement for the period set forth in paragraph 2.(d)(1) above.

               (3) Furnish to the Founders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Founders' Shares owned by them.

               (4) Use its best efforts to register and qualify the securities covered by such Registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Founders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to file a general consent to service of process or subject itself to taxation in any such states or jurisdictions.

               (5)  In the event of any underwritten public
     offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Founder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (6) Notify each Founder owning securities covered by such Registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (7) Use its best efforts to furnish, on the date that such Founders' Shares are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such Registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

               (8) Cause all Founders' Shares to be listed on each securities exchange or National Association of Securities
     Dealers, Inc. Automated Quotation System on which similar securities of the Company are then listed.

               (9) Notify the Founders promptly of any request by the SEC for the amending or supplementing of such Registration statement or prospectus or for additional information.

               (10) Advise the Founders promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of any Registration statement or the initiation or threatening of any proceeding for that purpose and promptly use commercially reasonable efforts to prevent the issuance of any stop order or to obtain the withdrawal if such stop order should be issued.

          (e) TERMINATION OF REGISTRATION RIGHTS. A Founder's registration rights under this Agreement shall expire as such time as such Founders' Shares held by any such Founder may be sold under Rule 144 during any ninety (90) day period.

          (f) FURNISHING INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to paragraph 2.(b) that the selling Founders shall furnish to the Company such information regarding themselves, the Founders' Shares held by them and the intended method of disposition of such securities as shall be reasonably required to effect the Registration of their Founders' Shares.

          (g) INDEMNIFICATION. In the event any Founders' Shares are included in a Registration statement under paragraph 2.(b):

               (1) To the extent permitted by law, the Company will indemnify and hold harmless each Founder, the partners, shareholders, managers, officers and directors of each Founder, any underwriter (as defined in the Securities Act) for such Founder and each person, if any, who controls such Founder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such Registration statement; and the Company will pay as incurred to each such Founder or partner, member, manager, officer, director, underwriter or controlling person of such Founder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this paragraph 2.(g)(1) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Founder or a partner, officer, director, shareholder, manager, underwriter or controlling person of such Founder; provided further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; and provided further, that if any claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus and if the Founder delivered a copy of the preliminary prospectus to the person alleging damage and failed to deliver a copy of the final prospectus to such persons, the Company shall not be liable with respect to the claims of such person; provided further, that in no event shall any indemnity under this paragraph 2.(g)(1) exceed the net proceeds from the offering received by such Founder.

               (2) To the extent permitted by law, each Founder will, if Founders' Shares held by such Founder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other Founder selling securities under such registration statement or any of such other Founders' partners, shareholders, managers, directors or officers or any person who controls such Founder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Founder, or partner, director, officer or controlling person of such other Founder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Founder under an instrument duly executed by such Founder and stated to be specifically for use in connection with such Registration; and each such Founder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Founder, or partner, shareholder, manager, officer, director or controlling person of such other Founder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this paragraph 2.(g)(2) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Founder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this paragraph 2.(g)(2) exceed the net proceeds from the offering received by such Founder.

               (3) Promptly after receipt by an indemnified party under paragraphs 2.(g)(1) or 2.(g)(2) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under paragraphs 2.(g)(1) or 2.(g)(2), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under paragraphs 2.(g)(1) or 2.(g)(2), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under paragraphs 2.(g)(1) or 2.(g)(2). No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim made without the consent of the indemnifying party; no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

               (4) If the indemnification provided for under paragraphs 2.(g)(1) or 2.(g)(2) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Founder hereunder exceed the net proceeds from the offering received by such Founder.

               (5) The obligations of the Company and the Founders under this paragraph 2.(g) shall survive completion of any offering of Founders' Shares in a Registration statement and the termination of this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (h) ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register the Founders' Shares pursuant to this paragraph 2 may be assigned by a Founder to a Permitted Transferee (as defined in paragraph 3.(c)) of the Founders' Shares, provided that as a condition thereto such Permitted Transferee shall agree to be subject to all restrictions set forth in this Agreement.

          (i) AMENDMENT OF REGISTRATION RIGHTS. Any provision of this paragraph 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least fifty percent (50%) of the Founders' Shares then outstanding. Any amendment or waiver effected in accordance with this paragraph 2.(i) shall be binding upon each Founder and the Company.

          (j) "MARKET STAND-OFF" AGREEMENT; AGREEMENT TO FURNISH INFORMATION. Each Founder hereby agrees that such Founder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Founders' Shares held by such Founder (other than those included in the Registration) for a period specified by the representative of the underwriter not to exceed ninety (90) days following the effective date of a Registration statement for any offering by the Company under the Securities Act, or, in each case, such shorter period as agreed to by the representative of the underwriter. Each Founder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriter, each Founder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a Registration statement filed under the Securities Act. The obligations described in this paragraph 2.(j) shall not apply to any Special Registration Statement. The Company may impose stop-transfer instructions with respect to the Founders' Shares subject to the foregoing restriction until the end of said one period.

          (k) RULE 144 REPORTING. With a view to making available to the Founders the benefits of certain rules and regulations of the SEC which may permit the sale of the Founders' Shares to the public without registration, the Company agrees to use its best efforts to:

               (1) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times;

               (2) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

               (3) So long as a Founder owns any Founders' Shares, furnish to such Founder forthwith upon request: (i) a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); (ii) a copy of the most recent annual or quarterly report of the Company; and
     (iii) such other reports and documents as a Founder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such Founders' Shares without registration.

          (l) TAG-ALONG RIGHTS. If any Founder (the "SELLING SHAREHOLDER"), at any time prior to the expiration of eighteen (18) months from the date hereof, proposes to sell, individually or together or in one transaction or a series of transactions, in the aggregate, any Founders' Shares, other than in an exempt transfer pursuant to hereto, then the Selling Shareholder shall provide written notice to the Founders of the price and other terms of the proposed sale (the "TAG ALONG NOTICE"). If the other Founders or the Company has not exercised its refusal rights as provided in paragraph 3 to purchase all the Founders' Shares subject to the Tag Along Notice within the time periods so provided in paragraph 3, then each of the Founders shall have the right to require the proposed transferee to purchase from such Founder (each such Founder exercising the right, a "TAG-ALONG SHAREHOLDER"), at the price and on the terms and conditions in the Tag Along Notice, a number of shares of Founders' Shares equal to the product of (i) the quotient of (x) the number of Founders' Shares held by the Tag-Along Shareholder (as computed on a fully diluted basis assuming the full exercise, conversion, or exchange of all outstanding derivative securities held by the Tag-Along Shareholder), divided by (y) the aggregate number of Founders' Shares held by the Selling Shareholder and the Tag-Along Shareholder (as computed on a fully diluted basis assuming the full exercise, conversion, or exchange of all outstanding derivative securities held by the Selling Shareholder and the Tag-Along Shareholder), multiplied by (ii) the aggregate number of shares to be sold in the proposed transfer. Such right shall be exercisable by delivery of a Notice (the "TAG-ALONG NOTICE") to the Selling Founder within 15 days after the expiration of the Founders Refusal Period or the Company Refusal Period, as applicable. The Tag-Along Notice from each Tag-Along Shareholder shall state the maximum number of Founders' Shares the Tag-Along Shareholder proposes to include in the sale to the proposed transferee. If the proposed transferee notifies the Selling Shareholder that it does not wish to purchase all the Founder Shares proposed to be sold by the Selling Shareholder and the Tag-Along Shareholders, then any purchase of less than all of the Founders' Shares shall be made pro rata from the Selling Shareholder and the Tag-Along Shareholders based upon the total number of Founder's Shares then held by each of them. If the proposed transferee does not purchase the Founders' Shares from the Tag-Along Shareholders as herein required at the price and on the other terms and conditions stated in the Tag Along Notice, then the Selling Shareholder may not sell any Founder's Shares to the proposed transferee. If no Founder timely exercises the tag-along rights, the Selling Shareholder may sell such Founder's Shares to the proposed transferee in the Tag Along Notice, at a price and time and on the terms and conditions contained in the Tag Along Notice; provided that, if such sale does not occur within at the time provided in the Tag Along Notice, the Founders' Shares proposed to be sold pursuant thereto shall again become subject to this paragraph 2.(l).

     3.   REFUSAL RIGHTS.

          (a) RIGHT OF FIRST REFUSAL FOR FOUNDERS' SHARES. Notwithstanding the provisions of paragraph 2 hereof, in the event that a Founder (a "SELLING SHAREHOLDER") shall have received a bone fide offer from an independent third party to purchase all (but not less than all) of such Selling Shareholder's Founders' Shares (an "OFFER") then:

               (1) If the Selling Shareholder desires to accept such Offer, the Selling Shareholder shall first give written notice of the Offer (an "OFFER NOTICE") to each of the other Founders (the "NON-SELLING SHAREHOLDERS") and to the Company. The Offer Notice shall describe with reasonable particularity all of the terms and conditions of the proposed sale or shall attach a copy of the Offer.

               (2) For thirty (30) days following receipt of such Offer Notice (the "FOUNDERS' REFUSAL PERIOD"), the Non-Selling Shareholders shall have the option to purchase all (but not less than all) of the Founders' Shares specified in the Offer Notice at the price and upon the terms set forth in such Offer Notice. In the event the Non-Selling Shareholders elect to acquire the all of the Founders' Shares as specified in the Offer Notice, the Non-Selling Shareholders shall so notify (the "FOUNDERS' ACCEPTANCE NOTICE") the Selling Shareholder and the Company within the Founders' Refusal Period and settlement thereof shall be made as provided in paragraph 3.(b)(1). The Founders' Shares to be purchased by the Non-Selling Shareholders shall be allocated among them in any manner they agree upon or, in absence of an agreement, on a pro rata basis in proportion to the respective Founders' Shares owned by each Non-Selling Shareholder.

               (3) In the event that the Non-Selling Shareholders do no elect to acquire all of the Founders' Shares specified in the Offer Notice, the Company or its assigns shall have the option, exercisable within thirty (30) days after the expiration of Founders' Refusal Period (the "COMPANY REFUSAL PERIOD"), to purchase all (but not less than all) of the Founders' Shares specified in the Offer Notice at the price and upon the terms set forth in the Offer Notice, with settlement as provided in paragraph 3.(b)(1).

          (b) PURCHASE PROVISIONS. The following provisions shall apply to any purchase pursuant to paragraph 3.(a):

               (1) In the event the Company and/or its assignee(s), or the Non-Selling Stockholders, as the case may be, elects to acquire Founders' Shares subject to the Offer Notice, settlement thereof shall be made in cash within thirty (30) days from the expiration of the Founders' Refusal Period or the Company Refusal Period, as applicable; provided that if the terms of payment set forth in the Offer were other than cash against delivery, the Company or the Non-Selling Stockholders, as the case may be, shall pay for said Founders' Shares on the same terms and conditions set forth in the Offer Notice.

               (2) In the event the Company or the Non-Selling Stockholders do not elect to acquire all of the Founders' Shares specified in the Offer Notice, the Selling Stockholder may, within the thirty (30) days following the Founders' Refusal Period or the Company Refusal Period, as applicable, transfer the Founders' Shares specified in the Offer Notice for the price and other terms specified in such Offer Notice. All Founders' Shares so sold by said Selling Stockholder shall continue to be subject to the provisions of this Agreement in the same manner as before said transfer.

          (c) EXEMPT TRANSFERS. Anything to the contrary contained herein notwithstanding, the following transactions shall be exempt from the provisions of this paragraph 3, provided that in case of any such transfer, the transferee, assignee, or other recipient (collectively, a "PERMITTED TRANSFEREE") shall receive and hold such Founders' Shares subject to the provisions of this Agreement, and there shall be no further transfer of such Founders' Shares except in accordance with this Agreement:

               (1) A Founder's transfer of any or all of the Founders' Shares either during such Founder's lifetime, or on death by will or intestacy, to such Founder's Immediate Family (as hereinafter defined) or to any custodian or trustee for the account of such Founder or such Founder's Immediate Family or to any limited partnership of which the Founder, members of such Founder's Immediate Family or any trust for the account of such Founder or such Founder's Immediate Family will be the general or limited partner(s) of such partnership. "IMMEDIATE FAMILY" as used herein shall mean spouse, lineal descendant, father, mother, brother, or sister of the Founder making such transfer.

               (2) A Founder's bona fide pledge or mortgage of any Founders' Shares with a commercial lending institution, provided that any subsequent transfer of said Founders' Shares as a result of a bone fide default by the Founder under the terms of any documents evidencing such pledge or mortgage by said institution shall be conducted in the manner set forth in this Agreement.

               (3) A Founder's transfer of any or all of such Founder's Founders' Shares to the Company or to any other
     Founder of the Company.

               (4) A Founder's transfer of any or all of such Founders' Shares to a person who, at the time of such transfer, is an officer or director of the Company.

               (5) A corporate Founder's bone fide transfer of any or all of its Founders' Shares pursuant to and in accordance with the terms of any merger, consolidation, reclassification of shares or capital reorganization of the corporate Founder, or pursuant to a bone fide sale of all or substantially all of the stock or assets of a corporate Founder, provided such transfer is not for the sole purpose of circumventing the provisions of this paragraph 3.

               (6) A corporate Founder's transfer of any or all of its Founder Shares to any or all of its stockholders.

               (7) A transfer by a Founder that is a limited or general partnership to any or all of its partners.

               (8) A transfer by a Founder that is a limited liability company to any or all of its members.

     4.   MISCELLANEOUS.

          (a) AMENDMENT. Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the Founders holding a majority of the Founders Shares then outstanding.

          (b) ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          (c) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          (d) DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Founder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Founder's part of any breach, default or noncompliance under the Agreement or any waiver on such Founder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Founders, shall be cumulative and not alternative.

          (e) ENTIRE AGREEMENT. This Agreement, the exhibits and schedules hereto and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

          (f) GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Florida as applied to agreements among Florida residents entered into and to be performed entirely within the State of Florida.

          (g) NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on Exhibit A hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

          (h) SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          (i) SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the permitted successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by the Founders and each person who shall be a holder of Founders' Shares from time to time.

          (j) SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Founder. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the matters described herein shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

          (k) TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                    (Signatures Appear Next Page)

                      COUNTERPART SIGNATURE PAGE

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

                                   COMPANY:

                                   TELEWRX, INC.




                                   By:  /s/ Michael P. Brown
                                   Michael P. Brown, President


                                   FOUNDERS:


                                   (Insert Name): ______________



                                   (Signature)__________________



                                   (Print Name): _______________

                              Exhibit A
         SCHEDULE OF FOUNDERS EXECUTING SHAREHOLDER AGREEMENT

Founder             Address                        Founder
                                                   Shares

Michael P. Brown    17252 Balboa Point Way           8,200,000
                    Boca Raton, FL 33487

Robert Brown        5350 N.W. 26th Circle            8,200,000
                    Boca Raton, FL 33496

LKL Family          10900 Wilshire Boulevard, #310   5,500,000
Partnership II      Los Angeles, CA 90024

Don Smiley          1200 Weston Road, Penthouse      1,500,000
                    Weston, FL 33326

Izzy Matos          673 Clocks Boulevard              750,000
                    Massapequa, NY 11758

Brandon Siemion     1916 Placid Ravine Street         750,000
                    Las Vegas, NV 89117

Ray Wong            5901 N.W. 4th Avenue              750,000
                    Boca Raton, FL 33487

John Matteis        3864 N.W. 4th Avenue              750,000
                    Boca Raton, FL 33431

Elle Baptist        18153 181st Circle South           25,000
                    Boca Raton, FL 33498

T-Wrx Marketing     10454 Edinburgh Drive            1,000,000
Services, LLC.      Highland, Utah  84003